EXHIBIT 10.5.20

TWENTIETH AMENDMENT TO THE AMENDED AND RESTATED REVOLVING
CREDIT AGREEMENT

This Twentieth Amendment to the Amended and Restated Revolving Credit Agreement (“Amendment”), dated March 31, 2022, shall be effective as of January 1, 2022, and is made and entered into by and between The Dow Chemical Company, a Delaware corporation (“Lender”) and Union Carbide Corporation, a New York corporation (“Borrower”). Lender and Borrower may each be referred to as a “Party” and together referred to as the “Parties.”

A.The Parties entered into an Amended and Restated Revolving Credit Agreement, effective May 28, 2004, as amended (the “Agreement”); and

B.The Parties acknowledge the lending industry is transitioning away from the use of the London Interbank Offered Rate (LIBOR), and, therefore, the Parties desire to enter into this Amendment to reflect changes to the interest rate to be charged under the Agreement and update other provisions of the Agreement.

The Parties hereby agree as follows:

1.Applicability of Provisions of the Agreement

Except as expressly amended by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. The Agreement and this Amendment shall be read, taken and construed as one and the same instrument, however, in the event of a conflict or inconsistency between the Agreement and this Amendment, this Amendment will control. Unless otherwise specified, references in this Amendment to Articles and Exhibits refer to the Articles and Exhibits of the Agreement. Capitalized words and phrases used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2.Definitions

a.The following definition for “Alternative Reference Rate” is hereby added to Article 1 (Definitions):

““Alternative Reference Rate” means the reference rate set forth on Exhibit A attached hereto for the currency applicable to Advances under the Agreement.”

b.The definition for “Applicable Rate” is hereby deleted in its entirety and replaced with the following definition:

““Applicable Rate” means, as of any date of determination, the TDCC Reference Rate.”

c.The definition for “LIBOR” is hereby deleted in its entirety from Article 1 (Definitions).

d.The following definition for “TDCC Reference Rate” is hereby added to Article 1 (Definitions):

““TDCC Reference Rate” means the interest rate established for intercompany financing transactions by the Corporate Treasury Department of The Dow Chemical Company from time to time. This rate is initially comprised of 1 month Alternative Reference Rate; plus a positive spread that represents transactions with unrelated parties under similar terms and conditions.”

3.Prior Loan Agreements

Lender and Borrower agree and acknowledge they may have entered into other loan or credit agreements dated or effective prior to the date hereof in the same capacity as under the Agreement and that all such prior loan or credit agreements are terminated and superseded by the Agreement.

4.Notices

Section 10.6(b) is hereby amended to update the Lender’s address to read:

The Dow Chemical Company
2211 H.H. Dow Way
Midland, MI 48674
Attention: Treasurer

5.Entire Agreement

This Amendment may be signed and delivered in one or more counterparts, each of which when so signed and delivered will be an original, and those counterparts will together constitute one and the same instrument. Delivery of this Amendment by facsimile, e-mail or functionally equivalent electronic transmission constitutes valid and effective delivery. This Amendment may only be modified or amended by an express written agreement signed by an authorized representative of each Party.

6.Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the jurisdiction set forth in the governing law section of the Agreement.

7.Construction

This Amendment was prepared jointly by the Parties, and no rule that it be construed against the drafter shall have any application in its construction or interpretation.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized representatives.

BORROWER:		LENDER:

Union Carbide Corporation		The Dow Chemical Company

By:	/s/ IGNACIO MOLINA	By:	/s/ MIKE NASH
Name:	Ignacio Molina	Name:	Mike Nash
Title:	Chief Financial Officer, Vice President and Treasurer	Title:	Authorized Signatory

Exhibit A
Effective January 1, 2022

Currency	Country	Reference Rate	Bloomberg Ticker Index or Source	Rate Fixing Date	Source Location	Source Description	Index Name
AED	UAE	EIBOR	EIBO1M	2 Days Prior to Work Day 1	https://www.centralbank.ae/en	Central bank of UAE	Emirates Interbank Offer Rate 1 Month Ask (Index)
ARS	Argentina		Average Rate from four banks	2 Days Prior to Work Day 1	Interest rate curve quote obtained monthly from 4 banks, including one National Bank
AUD	Australia	ADBB1M	ADBB1M	2 Days Prior to Work Day 1	https://www.asx.com.au/services/benchmark.htm	Australian Securities Exchange
CAD	Canada	CDOR	CDOR01	2 Days Prior to Work Day 1	https://www.refinitiv.com/en/financial-data/financial-benchmarks/interest-rate-benchmarks/canadian-interest-rates	London Stock Exchange Group	Canada Bankers Acceptances 1 Month (Index)
CHF	Switzerland	SARON	SARO1MC	2 Days Prior to Work Day 1	https://www.six-group.com/exchanges/indices/data_centre/swiss_reference_rates/compound_rates_en.html	SIX Group Ltd (SIX)	SARON 1 month Compound Rate (Index)
CLP	Chili		https://cbf.cl/chilean-benchmarks/rates/	2nd WD of Month	https://cbf.cl/chilean-benchmarks/rates/	Chilean Benchmark Facility SpA (100% sub of Global Rate Set Systems Ltd), located on 1M Tab Nominal
CNY	China	CNDRAM	CNDRAM1Y * (1+6% VAT Rate)	As new rate is released	www.pbc.gov.cn	The People's Bank of China	China PBOC Benchmark Deposit Rate of Agreement Deposit
COP	Columbia	Citibank Mkt Rate	Citibank Market Rate	Quarterly (as of Q-end)	LATAM Treasury Funding Team obtains the rate from bank.
CZK	Czech Republic	PRIBOR	PRIB01M	2 Days Prior to Work Day 1	https://cfbf.cz/pribor/	Czech Financial Benchmark Facility (CFBF)	Czech Interbank Offered Rates 1 Month (Index)
DKK	Denmark	CIBOR	CIBO01M	2 Days Prior to Work Day 1	https://dfbf.dk/dfbf-benchmarks/rates/	Danish Financial Benchmark Facility	Copenhagen Interbank Offered Rates 1 Month (Index)
EUR	European Union	EURIBOR	EUR001M	2 Days Prior to Work Day 1	https://www.emmi-benchmarks.eu/benchmarks/euribor/rate/	European Money Markets Institute	Euribor (Euro Interbank Offered Rate) 1 Month ACT/360 (Index)
GBP	United Kingdom	SONIA	TISONI1M	2 Days Prior to Work Day 1	https://www.theice.com/iba/risk-free-rates	ICE Benchmark Administration Limited (IBA)	ICE IBA - ICE Term SONIA Reference Rates 1M (Index)
HKD	Hong Kong	HIBOR	HIHD01M	2 Days Prior to Work Day 1	https://www.hkab.org.hk/DisplayInterestSettlementRatesAction.do	The Hong Kong Association of Banks	HK Assoc of Banks Hong Kong Dollar HIBOR Fixings 1 Month (Index)
HUF	Hungary	BUBOR	BUBOR01M	2 Days Prior to Work Day 1	https://www.mnb.hu/web/en/the-central-bank	Magyar Nemzeti Bank (central bank of Hungary)	National Bank of Hungary Budapest Interbank Offered Rates 1 Month Index
IDR	Indonesia	JIBOR	JIIN1M	2 Days Prior to Work Day 1	https://www.bi.go.id/id/fungsi-utama/moneter/indonia-jibor/Default.aspx#:~:text=JIBOR%20adalah%20rata%2Drata%20dari,untuk%20tenor%20di%20atas%20overnight	Bank Indonesia	Bank Indonesia Jakarta Interbank Offering Rate 1 Month (Index)
JPY	Japan	TIBOR	TI0001M	2 Days Prior to Work Day 1	https://www.jbatibor.or.jp/english/rate/	JBA Tibor Administration	Japan Bankers Association TIBOR Fixing Rate 1 Month (Index)
KRW	South Korea	KR IRS Fixing Rate	Korea IRS	2 Days Prior to Work Day 1	4.6% (current fix rate) Arbitrarily set & enforced by Korea IRS		KRW 3 Month Certificate of Deposit (Currency) Composite
KWD	Kuwait	KIBOR	KIB0B1M	2 Days Prior to Work Day 1	https://www.cbk.gov.kw/en/monetary-policy/market-operations/main-indicators	Central bank of Kuwait	Kuwait Central Bank 1M Offer Rate (Index)
MXN	Mexico	Banamex Mkt Rate	Banamex Market Rate	1st Working Day of Qtr	LATAM Treasury Funding Team obtains the rate from bank.
MYR	Malaysia	KLIBOR	KLIB1M	2 Days Prior to Work Day 1	https://www.bnm.gov.my/rates-statistics	Bank Negara Malaysia (central bank of Malaysia)	Bank Negara Malaysia Klibor Interbank Offered Rate Fixing 1 Month
NOK	Norway	NOWA	NOWA1MA	2 Days Prior to Work Day 1	https://www.norges-bank.no/en/topics/Statistics/Interest-rates/nowa-average2/	Norges Bank	NOWA Compounded Aveage 1 Month (Index)
NZD	New Zealand	NZD Bank Bill	NDBB1M CMPN Currency	2 Days Prior to Work Day 1			NZN 1 Month Bank Bill (Currency) Composite
PHP	Philippines	PHIBOR	PREF1M	2 Days Prior to Work Day 1	https://www.bsp.gov.ph/SitePages/AboutTheBank/AboutTheBank.aspx	Bangko Sentral NL Pilipinas (centr bank of Philippines)	Philippines 1-Month Interbank Reference Rate PHIREF at 1130am (Index)

PLN	Poland	WIBOR	WIBO1M	2 Days Prior to Work Day 1	https://gpwbenchmark.pl/	GPW Benchmark SA	GPW Benchmark WIBID/WIBOR PLN 1M (Index)
RON	Romania	ROBOR	BUBR1M	2 Days Prior to Work Day 1	https://www.bnr.ro/ROBID-ROBOR-5672-Mobile.aspx	National Bank of Romania	National Bank of Romania ROBID-ROBOR 1 Month (Index)
SEK	Sweden	SWESTR	SWESTR	2 Days Prior to Work Day 1	www.riksbank.se/en-gb/statistics/swestr/	Riksbank	SWESTR Compounded Average 1 Month (Index)
SGD	Singapore	SORA	SORACA1M	2 Days Prior to Work Day 1	https://eservices.mas.gov.sg/statistics/dir/DomesticInterestRates.aspx	Monetary Authority of Singapore	Compounded SORA Avg 1 Months (Index)
THB	Thailand	BIBOR	BOFX1M	2 Days Prior to Work Day 1
USD	United States	SOFR	SR1M	2 Days Prior to Work Day 1	https://www.cmegroup.com/markets/interest-rates/stirs/one-month-sofr.html# vs SOFR Averages and Index Data - FEDERAL RESERVE BANK of NEW YORK (newyorkfed.org)	Federal Reserve Bank of New York	CME Term SOFR 1 Month. Consider SOFR30A Index (30 day Compounded Average)
ZAR	South Africa	JIBAR	JIBA1M	2 Days Prior to Work Day 1	JSE - Johannesburg Stock Exchange	South African Futures Exchange	SAFE South Africa Johannesburg Interbank Agreed Rate 1 Month (Index)